Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

Note 17 Income Taxes

The components of earnings (loss) from continuing operations before income tax provision were as follows:

	2013	2012	2011
Domestic	$(95.1)	$(1,449.0)	$(77.6)
Foreign	272.8	(433.6)	267.0

Total	$177.7	$(1,882.6)	$189.4

The components of the income tax provision (benefit) were as follows:

	2013	2012	2011
Current tax expense:
Federal	$(4.3)	$(8.6)	$35.4
State and local	(3.9)	(6.5)	5.5
Foreign	85.2	68.8	76.3

Total current	77.0	53.7	117.2

Deferred tax expense (benefit) :
Federal	3.4	(231.2)	(54.1)
State and local	10.3	(24.8)	(5.2)
Foreign	(6.7)	(62.4)	(1.2)

Total deferred tax benefit	7.0	(318.4)	(60.5)

Total provision (benefit)	$84.0	$(264.7)	$56.7

Deferred tax assets (liabilities) consist of the following:

	December 31,
	2013	2012
Settlement agreement and related accrued interest(1)	$460.7	$442.3
Restructuring reserves	3.1	8.7
Accruals not yet deductible for tax purposes	68.3	74.1
Net operating loss carry forwards	127.0	132.6
Foreign, federal and state credits and investment tax allowances	32.7	53.2
Employee benefit items	130.6	129.8
Other	20.2	13.2

Gross deferred tax assets	842.6	853.9
Valuation allowance	(240.0)	(200.0)

Total deferred tax assets	602.6	653.9

Depreciation and amortization	(51.8)	(68.1)
Unremitted foreign earnings	(135.2)	(135.2)
Intangibles	(256.0)	(274.3)
Other	(5.5)	(10.0)

Total deferred tax liabilities	(448.5)	(487.6)

Net deferred tax assets	$154.1	$166.3

(1)	This deferred tax asset reflects the cash portion of the Settlement agreement and related accrued interest and the fair market value of 18 million shares of our common stock at a post-split price of $17.86 per share based on the price when the Settlement agreement was reached in 2002. See Note 18, “Commitments and Contingencies,” for further discussion.

In assessing the need for a valuation allowance, we estimate future taxable earnings, with consideration for the feasibility of ongoing planning strategies and the realizability of tax benefit carry forwards and past operating results, to determine which deferred tax assets are more likely than not to be realized in the future. Changes to tax laws, statutory tax rates and future taxable earnings can have an impact on valuation allowances related to deferred tax assets.

The decrease in net deferred tax assets is attributable to the increase in our valuation allowance with respect to our deferred tax asset for the Settlement agreement, partially offset by additional accruals under the Settlement agreement and amortization of intangibles.

Based upon anticipated future results, we have concluded that it is more likely than not that we will realize the $603 million balance of deferred tax assets at December 31, 2013, net of the valuation allowance of $240 million. In addition to an $88 million valuation allowance with respect to our deferred tax asset for the Settlement agreement, the valuation allowance primarily relates to the uncertainty of utilizing the following deferred tax assets: $397 million of U.S. federal and foreign net operating loss carryforwards, or $116 million on a tax-effected basis, $18 million of foreign and federal tax credits and investment allowances, $828 million of state net operating loss carry forwards, or $39 million on a tax-effected basis, and $23 million of state tax credits, or $15 million net of federal tax benefits. For the year ended December 31, 2013, the valuation allowance increased by $40 million, due to an increase in our valuation allowance with respect to the deferred tax asset for the Settlement agreement, partially offset by a reduced valuation allowance related to the use of foreign tax credits and state net operating losses. For the year ended December 31, 2012, the valuation allowance decreased by $19 million, due to the use of foreign tax credits in connection with the sale of Diversey Japan, offset by an increase with respect to foreign net operating losses and our allowance with respect to the Settlement agreement. For the year ended December 31, 2011, the valuation allowance increased by $176 million primarily due to $162 million related to the acquisition of Diversey, $3 million that was charged to the income tax provision and $11 million resulting from a net increase to deferred tax assets with a 100% valuation allowance.

As of December 31, 2013, we have U.S. federal and foreign net operating loss carryforwards totaling $397 million that expire during the following calendar years (in millions): 2014 — $4; 2015 — $7; 2016 — $7; 2017 — $12; 2018 — $27; 2019 — $6; 2020 and beyond — $169; and no expiration — $165. The state net operating loss carryforwards totaling $828 million expire in various amounts over one to 20 years.

As of December 31, 2013, we have foreign and federal foreign tax credit carryforwards and investment allowances totaling $18 million that expire during the following calendar years (in millions): 2014 — $1; 2015 — $1; 2016 — $0; 2017 — $2; 2018 — $0; 2019 — $2; 2020 and beyond — $2; and no expiration — $10. The state tax credit carryforwards, totaling $23 million, expire in various amounts over one to 20 years.

Net deferred income taxes (credited) charged to stockholders’ equity were $(7) million in 2013, $(25) million in 2012 and $6 million in 2011.

The U.S. federal statutory corporate tax rate reconciles to our effective income tax rate as follows:

	2013	2012	2011
Statutory U.S. federal tax rate	35.0%	35.0%	35.0%
State income taxes, net of federal tax benefit	(1.3)	0.5	0.2
Foreign earnings taxed at lower effective rates	(4.1)	(0.8)	(8.4)
Nondeductible acquisition costs	—	—	2.9
U.S. domestic manufacturing deduction	—	—	(2.8)
Impairment	—	(20.0)	—
Reorganization tax benefit	(6.7)	—	—
Net change in valuation allowance	22.7	(2.2)	0.8
Net change in unrecognized tax benefits	2.0	1.9	0.4
Other	(0.3)	(0.3)	1.8

Effective income tax rate	47.3%	14.1%	29.9%

Unrecognized Tax Benefits

We are providing the following disclosures related to our unrecognized tax benefits and the effect on our effective income tax rate if recognized:

Unrecognized tax benefits at January 1, 2013	$233.2
Additions for tax positions of current year	7.5
Additions for tax positions of prior years	5.0
Reductions for tax positions of prior years	(23.8)

Unrecognized tax benefits at December 31, 2013	$221.9

In 2013, we reduced our unrecognized tax benefit by $11 million, primarily due to approximately $5 million of payments made to foreign jurisdictions.

If the unrecognized tax benefits at December 31, 2013 were recognized, our income tax provision would decrease by $185 million, resulting in a substantially lower effective tax rate. It is reasonably possible that within the next 12 months our unrecognized tax benefit position will decrease by approximately $41 million.

We recognize interest and penalties related to unrecognized tax benefits in income tax provision on the consolidated statements of operations. We had a liability of approximately $28 million (of which $14 million represents penalties) at January 1, 2013 and a liability of $27 million (of which $12 million represents penalties) at December 31, 2013 for the payment of interest and penalties (before any tax benefit). In 2013, interest and penalties of $5 million were reversed in connection with the related tax accruals for uncertainties in prior years.

Income Tax Returns

The Internal Revenue Service (the “Service”) has concluded its examination of the legacy Sealed Air U.S. federal income tax returns for all years through 2008, except 2007 remains open to the extent of a capital loss carryback. Examination of legacy Diversey U.S. federal income tax returns has also been substantially completed through 2010, but the Service could challenge the Diversey U.S. income tax losses carried forward to subsequent periods. The Service is currently auditing the 2007 and 2010 consolidated U.S. federal income tax returns of legacy Sealed Air.

State income tax returns are generally subject to examination for a period of three to five years after their filing date. We have various state income tax returns in the process of examination.

Income tax returns in foreign jurisdictions have statutes of limitations generally ranging from three to five years after their filing date and except where still under examination or where we are litigating, we have generally concluded all other income tax matters globally for years through 2006. Our foreign income tax returns are under examination in various jurisdictions in which we conduct business and we are litigating certain issues in several jurisdictions.